EXHIBIT 99-B.8.xxxxvi

                                     FORM OF
                         AMENDMENT TO ING PARTNERS, INC.
                         SHAREHOLDER SERVICING AGREEMENT

                              EXHIBIT 99-B.8.XXXXVI
                                     FORM OF
                         AMENDMENT TO ING PARTNERS, INC.

                         SHAREHOLDER SERVICING AGREEMENT
                              SERVICE CLASS SHARES

         This Amendment is dated as of the ___ day of _____________, 200__ by and between ING Partners, Inc. (the "Fund") and ING Life Insurance and Annuity Company (the "Service Organization") (collectively, the "Parties").

         WHEREAS, the Parties entered into a Shareholder Servicing Agreement on November 27, 2001, as amended March 5, 2002, May 1, 2003 and November 1, 2004 (the "Agreement");

         WHEREAS, the Parties desire to further amend said Agreement in the manner hereinafter set forth;

         NOW THEREFORE, the parties hereby amend the Agreement in the following form:

         1. By replacing the existing SCHEDULE A with the AMENDED SCHEDULE A attached hereto.

         2. All of the other provisions contained in the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                        ING PARTNERS, INC.

                                        By:
                                        Name:
                                        Title:


                                        ING LIFE INSURANCE AND ANNUITY COMPANY

                                        By:
                                        Name:
                                        Title:

                               AMENDED SCHEDULE A


  Adviser Class shares of the following ING Partners, Inc. portfolios:

                                                                                ANNUAL RATE

  ING Aeltus Enhanced Index Portfolio                                             ___%
  ING Alger Aggressive Growth Portfolio                                           ___%
  ING Alger Capital Appreciation Portfolio                                        ___%
  ING Alger Growth Portfolio                                                      ___%
  ING American Century Small Cap Value Portfolio                                  ___%
  ING Baron Small Cap Growth Portfolio                                            ___%
  ING Fidelity(R) VIP Contrafund(R) Portfolio                                     ___%
  ING Fidelity(R) VIP Equity Income Portfolio                                     ___%
  ING Fidelity(R) VIP Growth Portfolio                                            ___%
  ING Fidelity(R) VIP Mid Cap Portfolio                                           ___%
  ING Goldman Sachs(R) Capital Growth Portfolio                                   ___%
  ING Goldman Sachs(R) Core Equity Portfolio                                      ___%
  ING JPMorgan Fleming International Portfolio                                    ___%
  ING JPMorgan Mid Cap Value Portfolio                                            ___%
  ING MFS Capital Opportunities Portfolio                                         ___%
  ING MFS Global Growth Portfolio                                                 ___%
  ING OpCap Balanced Value Portfolio                                              ___%
  ING Oppenheimer Strategic Income Portfolio                                      ___%
  ING PIMCO Total Return Portfolio                                                ___%
  ING Salomon Brothers Aggressive Growth Portfolio                                ___%
  ING Salomon Brothers Fundamental Value Portfolio                                ___%
  ING Salomon Brothers Investors Value Portfolio                                  ___%
  ING T. Rowe Price Growth Equity Portfolio                                       ___%
  ING UBS U.S. Allocation Portfolio                                               ___%
  ING UBS U.S. Large Cap Equity Portfolio                                         ___%
  ING Van Kampen Comstock Portfolio                                               ___%
  ING Solution 2015 Portfolio                                                     ___%
  ING Solution 2025 Portfolio                                                     ___%
  ING Solution 2035 Portfolio                                                     ___%
  ING Solution 2045 Portfolio                                                     ___%
  ING Solution Income Portfolio                                                   ___%
  ING American Century Select Portfolio                                           ___%
  ING Oppenheimer Global Portfolio                                                ___%
  ING Oppenheimer Strategic Income Portfolio                                      ___%
  ING Baron Small Cap Portfolio                                                   ___%
  ING Van Kampen Equity and Income Portfolio                                      ___%